[logo] M F S(R)                                             ANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                MFS(R) BOND SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) BOND SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                     NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                                                    AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman and              LAWRENCE T. PERERA (born 06/23/35) Trustee
President Massachusetts Financial Services Company,                   Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                                      WILLIAM J. POORVU (born 04/10/35) Trustee Harvard
JOHN W. BALLEN* (born 09/12/59) Trustee Massachusetts                 University Graduate School of Business Administration,
Financial Services Company, President and Director                    Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a
KEVIN J. PARKE* (born 12/14/59) Trustee Massachusetts                 mutual fund), Vice Chairman and Trustee
Financial Services Company, Chief Investment Officer,
Executive Vice President and Director                                 J. DALE SHERRATT (born 09/23/38) Trustee Insight Resources,
                                                                      Inc. (acquisition planning specialists), President;
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee Brigham and            Wellfleet Investments (investor in health care companies),
Women's Hospital, Chief of Cardiac Surgery; Harvard Medical           Managing General Partner (since 1993); Paragon Trade
School, Professor of Surgery                                          Brands, Inc. (disposable consumer products), Director;
                                                                      Cambridge Nutraceuticals (professional nutritional
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27) Trustee            products), Chief Executive Officer (until May 2001)
Edmund Gibbons Limited (diversified holding company), Chief
Executive Officer; Colonial Insurance Company Ltd.,                   ELAINE R. SMITH (born 04/25/46) Trustee Independent health
Director and Chairman; Bank of Butterfield, Chairman (until           care industry consultant
1997)
                                                                      WARD SMITH (born 09/13/30) Trustee Private investor;
WILLIAM R. GUTOW (born 09/27/41) Trustee Private investor             Sundstrand Corporation (manufacturer of highly engineered
and real estate consultant; Capitol Entertainment                     products for industrial and aerospace applications),
Management Company (video franchise), Vice Chairman                   Director (until June 1999)

J. ATWOOD IVES (born 05/01/36) Trustee Private investor;
KeySpan Corporation (energy related services), Director;
Eastern Enterprises (diversified services company),
Chairman, Trustee and Chief Executive Officer (until
November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee Private investor;
Rockefeller Financial Services, Inc. (investment advisers),
Chairman and Chief Executive Officer


OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman and               STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk
President Massachusetts Financial Services Company,                   Massachusetts Financial Services Company, Senior Vice
Chairman and Chief Executive Officer                                  President, General Counsel and Secretary

JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant Secretary           ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
and Assistant Clerk Massachusetts Financial services                  Massachusetts Financial Services Company, Vice President
Company, Senior Vice President and Associate General                  (since August 2000); UAM Fund Services, Senior Vice
Counsel                                                               President (prior to August 2000)

MARK E. BRADLEY (born 11/23/59) Assistant Treasurer                   ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President              Massachusetts Financial Services Company, Vice President
(since March 1997)                                                    (since September 1996)

                                                                      JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                                      Massachusetts Financial Services
                                                                      Company, Senior Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


INVESTMENT ADVISER                                                    INVESTOR SERVICE
Massachusetts Financial Services Company                              MFS Service Center, Inc.
500 Boylston Street                                                   P.O. Box 2281
Boston, MA 02116-3741                                                 Boston, MA 02107-9906

DISTRIBUTOR                                                           For general information, call toll free:
MFS Fund Distributors, Inc.                                           1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                                   8 p.m. Eastern time.
Boston, MA 02116-3741
                                                                      For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                                    individuals, call toll free: 1-800-637-6576 any
William J. Adams*                                                     business day from 9 a.m. to 5 p.m. Eastern time.
                                                                      (To use this service, your phone must be equipped
CUSTODIAN                                                             with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                                      For share prices, account balances, exchanges or
AUDITORS                                                              stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                                      touch- tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your                        WORLD WIDE WEB
investment professional or, for an information                        www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of 8.71% and Service Class shares 8.68%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of 8.50% for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Although bonds significantly outpaced stocks in 2001, their strong gains came amid significant interest rate and price volatility. A poor economic backdrop and the September 11 terrorist attacks helped prompt the Federal Reserve Board (the Fed) to cut short-term interest rates 11 times during the year. Falling interest rates drove most bond prices higher from January through October, bringing their yields -- which move in the opposite direction of their prices -- to near-historic lows. In the final months of the year, however, bond yields drifted higher and prices slumped; we believe that was due to a growing consensus that economic conditions had nearly bottomed.

For the year, Treasury securities posted gains as interest rates fell. And despite weak corporate earnings, investment-grade corporate bonds gained considerable ground, thanks in large part to burgeoning hopes that the economy had bottomed. In contrast, many high-yield corporate bonds remained under pressure on fears that a weak economy would translate into tougher business conditions for issuers of more risky debt, particularly in the telecommunications sector. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Our decision to increase the portfolio's holdings in investment-grade corporate bonds -- one of the bond market's top-performing sectors in 2001 -- aided the portfolio's performance. Our choices within the corporate market generally were a plus for the portfolio. Holdings in energy bonds performed particularly well. Gulf Canada, Apache Corp., and Alberta Energy, for example, posted strong gains early in the period when the price of oil remained relatively high, and were later sold out of the portfolio.

Strong demand for sectors and companies often regarded as recession-resistant helped boost the prices of our holdings in cable companies, with Comcast and Cox Communications leading the group. And, as has often been the case when the economy deteriorates, what we didn't own was almost as important as what we did own. Thanks to the thorough analysis of our research team, we generally avoided the weaker, more troubled names in the corporate bond market, including previous high-fliers such as Enron, Providian, Conseco, Lucent, and Corning.

Another strategy that helped performance was our decision to maintain a relatively small weighting in high-yield bonds, which struggled as the economy weakened. Our decision to remain highly selective in the truly distressed parts of the market was rewarded. For example, the telecommunications sector -- which we generally avoided -- nearly collapsed under the weight of slackening demand and overcapacity. We focused instead on what we felt were higher-quality high-yield areas such as health care. Hospital management companies HCA and Healthsouth, for example, performed well over the period. Other strong performers included bonds issued by companies that "crossed-over" from high-yield status to an investment-grade credit rating, including Tenet Healthcare and Waste Management. (When a bond's rating is upgraded from below-investment grade to investment grade, the bond is considered less risky and, therefore, its price may tend to rise.)

Throughout the year, we modified our holdings in mortgage securities based on opportunities we saw in that sector and elsewhere. Early in 2001, we began to reduce our holdings in mortgage securities in order to take advantage of more-compelling values in the investment-grade corporate market. Recognizing that some of our corporate holdings had enjoyed a nice run by summer, we sold some and bought more attractively priced mortgage securities. Our increased exposure to mortgage securities paid off in the volatile weeks following the events of September 11, because the sector proved to have more price stability than some other segments. Toward the end of the year, we reduced our stake in mortgages, in order to take some profits from their strong returns and reinvest some of those profits in what we believed were better buys in the corporate sector.

Despite the fair amount of interest rate volatility that occurred during 2001, we kept the portfolio's duration -- which measures its sensitivity to changes in interest rates -- relatively neutral, or in line with the market as a whole. We have generally adhered to this stance because we believe it is most prudent over longer periods. In our experience, large duration bets can sometimes lead to unpredictable returns and potentially overshadow other factors over which we have more control, such as security selection. That said, we do make slight strategic adjustments to duration from time to time.

Looking ahead, we believe that rate cuts -- which have historically tended to work with a six- to 12-month lag -- coupled with various forms of fiscal stimulus that have been pumped into the economy will have their desired effect of steadying the economy in the second half of 2002. We believe that falling energy prices and the upturn in the stock market in the last few months of the period support our expectations for a somewhat stronger economy in 2002.

But even if economic growth resumes, we doubt that it will be robust enough to stimulate inflation; our expectation is for a slow-growth, noninflationary backdrop that could be positive for bonds. In such an environment, we believe that the investment-grade corporate bond market offers the best potential for outperformance. We think sustained low interest rates could continue to fuel demand for corporate securities from investors seeking higher-yielding alternatives to U.S. Treasuries. In contrast, we're likely to maintain our cautious approach to the high-yield market, preferring to wait on the sidelines until the economy gathers significantly more steam than our outlook currently calls for.

    Respectfully,

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

Note to investors: Effective November 26, 2001, Geoffrey L. Kurinsky was no longer a manager of the series, and William J. Adams, who had been on the management team since August 1, 2000, became sole manager of the portfolio.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

William J. Adams, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the bond portfolios of our mutual funds, variable annuities and offshore investment products.

Bill joined MFS in 1997. He was named Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001.

He has an M.B.A. from Indiana University and an undergraduate degree from LaSalle University. He holds the Chartered Financial Analyst (CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $31.1 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2001. Index information is from November 1, 1995.)

                        MFS BOND SERIES --                  LEHMAN BROTHERS
                         INITIAL CLASS                  GOVERNMENT/CREDIT INDEX
"12/95"                     $10,000                             $10,000
"12/96"                      10,516                              10,613
"12/97"                      11,583                              11,699
"12/98"                      12,369                              12,753
"12/99"                      12,176                              12,479
"12/00"                      13,298                              13,958
"12/01"                      14,456                              15,144

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                            1 Year       3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------
Cumulative Total Return                     +8.71%       +16.87%       +37.46%       +44.56%
----------------------------------------------------------------------------------------------
Average Annual Total Return                 +8.71%       + 5.33%       + 6.57%       + 6.14%
----------------------------------------------------------------------------------------------

SERVICE CLASS
                                            1 Year       3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------
Cumulative Total Return                     +8.68%       +16.53%       +37.06%       +44.14%
----------------------------------------------------------------------------------------------
Average Annual Total Return                 +8.68%       + 5.23%       + 6.51%       + 6.09%
----------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                            1 Year       3 Years       5 Years         Life*
----------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#    +8.50%       + 5.90%       + 7.37%       + 6.96%
----------------------------------------------------------------------------------------------
  * For  the  period  from the commencement of the series' investment operations, October 24, 1995, through December 31, 2001. Index information is from November 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Bond Series, which was held on November 1, 2001, all items were passed. The final results are as follows:

ITEM 1.  To elect a Board of Trustees of the Trust:

                                                       NUMBER OF SHARES
                                                 -----------------------------
                                                                      WITHHOLD
NOMINEE                                                     FOR      AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                 2,421,395.046    135,175.637
John W. Ballen                                    2,421,395.046    135,175.637
Lawrence H. Cohn, M.D.                            2,421,757.374    134,813.309
The Hon. Sir J. David Gibbons, KBE                2,421,757.374    134,813.309
William R. Gutow                                  2,421,395.046    135,175.637
J. Atwood Ives                                    2,421,757.374    134,813.309
Abby M. O'Neill                                   2,421,757.374    134,813.309
Lawrence T. Perera                                2,421,757.374    134,813.309
William J. Poorvu                                 2,421,757.374    134,813.309
Arnold D. Scott                                   2,421,395.046    135,175.637
J. Dale Sherratt                                  2,421,757.374    134,813.309
Elaine R. Smith                                   2,421,395.046    135,175.637
Ward Smith                                        2,421,757.374    134,813.309

ITEM 2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               2,363,205.295
Against                                              23,170.142
Abstain                                             170,195.246

ITEM 3.  To amend certain fundamental investment policies.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               2,364,562.904
Against                                              16,611.190
Abstain                                             175,396.589

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Service Company.

                                               NUMBER OF SHARES
---------------------------------------------------------------
For                                               2,385,491.52
Against                                               9,860.766
Abstain                                             161,218.397

ITEM 5. To ratify the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending December 31, 2001.

                                               NUMBER OF SHARES
-----------------------------------------------------------------
For                                               2,386,805.610
Against                                              14,206.651
Abstain                                             155,558.422

PORTFOLIO OF INVESTMENTS - December 31, 2001

Bonds - 97.4%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 90.1%
  Aerospace & Defense - 2.4%
    Northrop Grumman Corp., 7s, 2006                                      $ 153       $   161,625
    Northrop Grumman Corp., 7.125s, 2011                                    294           306,918
    Raytheon Co., 6.45s, 2002                                               101           103,021
    Raytheon Co., 7.9s, 2003                                                 96           100,557
    Raytheon Co., 6.5s, 2005                                                 84            86,282
                                                                                      -----------
                                                                                      $   758,403
-------------------------------------------------------------------------------------------------
  Airlines - 1.1%
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017           $   3       $     2,438
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019              94            81,227
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020             181           165,690
    Delta Airlines, Inc., 7.379s, 2010                                      101           100,347
    Jet Equipment Trust, 9.41s, 2010##                                        5             4,277
                                                                                      -----------
                                                                                      $   353,979
-------------------------------------------------------------------------------------------------
  Asset-Backed - 4.3%
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                     $  88       $    60,449
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                        17            16,752
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                          250           258,632
    GMAC Commercial Mortgage Security, Inc., 2.696s, 2004                   130           125,729
    Greenpoint Manufactured Housing, 7.6s, 2022                             170           175,386
    Merrill Lynch Mortgage Investors, Inc., 8.412s, 2022+                   250           261,435
    Morgan Stanley Capital I, 6.86s, 2010                                   145           129,976
    Morgan Stanley Capital I, 6.01s, 2030                                    86            88,663
    Morgan Stanley Capital I, 6.48s, 2030                                    88            90,937
    Morgan Stanley Capital I, 7.751s, 2039                                  160           139,208
                                                                                      -----------
                                                                                      $ 1,347,167
-------------------------------------------------------------------------------------------------
  Automotive - 5.9%
    Ford Motor Co., 6.625s, 2028                                          $ 195       $   162,332
    Ford Motor Co., 7.45s, 2031                                              85            77,990
    Ford Motor Credit Co., 6.875s, 2006                                     285           284,900
    Ford Motor Credit Co., 7.25s, 2011                                      114           111,027
    Ford Motor Credit Co., 7.375s, 2011                                     250           246,700
    General Motors Acceptance Corp., 5.36s, 2004                            180           179,744
    General Motors Acceptance Corp., 6.75s, 2006                            239           242,066
    General Motors Acceptance Corp., 6.875s, 2011                            36            35,210
    General Motors Acceptance Corp., 7.25s, 2011                            212           213,511
    General Motors Acceptance Corp., 8s, 2031                               290           293,390
                                                                                      -----------
                                                                                      $ 1,846,870
-------------------------------------------------------------------------------------------------
  Banks and Finance - 7.8%
    Associates Corp., 5.8s, 2004                                          $ 252       $   261,669
    Bank America Corp., 7.4s, 2011                                          160           171,623
    Citibank Credit Card Issuance Trust, 6.65s, 2008                        270           280,402
    Countrywide Home Loans, Inc., 5.5s, 2006                                202           201,493
    Credit Suisse First Boston, Inc, 6.125s, 2011                            86            83,704
    Dime Bancorp, Inc., 9s, 2002                                            238           250,983
    GS Escrow Corp., 7s, 2003                                               292           295,633
    Lehman Brothers Holdings, Inc., 6.25s, 2003                              50            51,888
    Lehman Brothers Holdings, Inc., 8.25s, 2007                             142           158,197
    Morgan Stanley Group, Inc., 6.1s, 2006                                   88            90,701
    Natexis Ambs Co. LLC, 8.44s, 2049##                                     311           331,874
    Socgen Real Estate Co., 7.64s, 2049##                                   226           232,922
                                                                                      -----------
                                                                                      $ 2,411,089
-------------------------------------------------------------------------------------------------
  Building - 0.3%
    Building Materials Corp., 8s, 2008                                    $ 110       $    81,950
    Nortek, Inc., 9.25s, 2007                                                15            15,300
                                                                                      -----------
                                                                                      $    97,250
-------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    General Electric Capital Corp., 8.7s, 2007                            $  40       $    46,677
-------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.4%
    Cendant Corp., 6.875s, 2006##                                         $ 122       $   118,001
-------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.1%
    Kindercare Learning Centers, Inc., 9.5s, 2009                         $  25       $    23,875
-------------------------------------------------------------------------------------------------
  Environmental Services - 2.3%
    Allied Waste North America, Inc., 10s, 2009                           $  95       $    97,375
    USA Waste Services, Inc., 7s, 2004                                       48            50,201
    Waste Management, Inc., 6.625s, 2002                                     88            89,505
    Waste Management, Inc., 6.375s, 2003                                     38            39,376
    Waste Management, Inc., 6.5s, 2008                                      170           167,876
    Waste Management, Inc., 7.375s, 2010                                    149           153,158
    Waste Management, Inc., 7.1s, 2026                                      109           113,939
                                                                                      -----------
                                                                                      $   711,430
-------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Coca-Cola Bottling Co., 6.375s, 2009                                  $ 119       $   117,987
    Nabisco Holdings, Inc., 6.375s, 2005                                     10            10,338
    Tyson Foods, Inc., 8.25s, 2011##                                         60            63,118
                                                                                      -----------
                                                                                      $   191,443
-------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    International Paper Co., 6.75s, 2011                                  $ 180       $   181,258
-------------------------------------------------------------------------------------------------
  Gaming & Lodging - 0.6%
    Harrahs Operating Co., Inc., 7.125s, 2007##                           $  57       $    57,680
    MGM Grand, Inc., 6.95s, 2005                                             69            67,908
    MGM Mirage, Inc., 8.5s, 2010                                             65            64,629
                                                                                      -----------
                                                                                      $   190,217
-------------------------------------------------------------------------------------------------
  Internet
    PSINET, Inc., 11s, 2009**                                             $  35       $     2,713
-------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Ingersoll Rand Co., 6.25s, 2006                                       $  59       $    60,326
-------------------------------------------------------------------------------------------------
  Media - Cable - Entertainment - 7.6%
    Adelphia Communications Corp., 0s, 2008                               $ 200       $   102,000
    AOL Time Warner, Inc., 6.125s, 2006                                     146           149,370
    Belo AH Corp., 7.75s, 2027                                               54            46,243
    Chancellor Media Corp., 8.125s, 2007                                    330           343,200
    Chancellor Media Corp., 8.75s, 2007                                      10            10,450
    Charter Communications Holdings LLC, 8.25s, 2007                        500           480,625
    Comcast Cable Commerce, Inc., 6.875s, 2009                              161           162,746
    Comcast Cable Communications, 6.75s, 2011                                27            27,105
    Cox Communications, Inc., 7.875s, 2009                                  149           159,375
    Cox Communications, Inc., 7.75s, 2010                                    33            35,495
    CSC Holdings, Inc., 7.25s, 2008                                         105           105,023
    CSC Holdings, Inc., 8.125s, 2009                                         82            84,485
    Echostar DBS Corp., 9.125s, 2009                                         70            70,175
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            140           145,600
    News America Holdings, Inc., 8.5s, 2005                                 188           204,072
    Time Warner Entertainment Co., Inc., 10.15s, 2012                       159           199,505
    Time Warner Entertainment Co., Inc., 6.875s, 2018                        51            50,015
                                                                                      -----------
                                                                                      $ 2,375,484
-------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.9%
    HCA - The Healthcare Co., 7.125s, 2006                                $ 139       $   141,085
    HCA - The Healthcare Co., 8.75s, 2010                                    95           102,838
    HCA - The Healthcare Co., 7.875s, 2011                                  225           231,750
    Healthsouth Corp., 7.375s, 2006##                                       162           164,025
    Tenet Healthcare Corp., 6.375s, 2011##                                  274           264,998
                                                                                      -----------
                                                                                      $   904,696
-------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Occidental Petroleum Corp., 6.4s, 2003                                $ 174       $   177,907
    Occidental Petroleum Corp., 7.65s, 2006                                  92            98,966
    Ocean Energy, Inc., 7.625s, 2005                                         78            80,620
                                                                                      -----------
                                                                                      $   357,493
-------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Amerada Hess Corp., 7.3s, 2031                                        $ 152       $   150,617
    Anadarko Finance Co., 6.75s, 2011                                        54            54,885
    Conoco Funding Co., 6.35s, 2011                                          96            97,237
    Consolidated Natural Gas Co., 6.25s, 2011                                58            56,382
    Dynegy Holdings, Inc., 6.875s, 2011                                      68            57,199
    Forest Oil Corp., 8s, 2008                                              186           186,930
    Kinder Morgan Energy Partners, 6.75s, 2011                              182           182,704
    Kinder Morgan Energy Partners, 7.4s, 2031                                71            71,627
    Pioneer Natural Resources Co., 9.625s, 2010                              35            38,763
                                                                                      -----------
                                                                                      $   896,344
-------------------------------------------------------------------------------------------------
  Railroad - 1.1%
    Union Pacific Corp., 6.34s, 2003                                      $  68       $    71,063
    Union Pacific Corp., 6.39s, 2004                                        127           131,261
    Union Pacific Corp., 5.75s, 2007                                        142           139,630
                                                                                      -----------
                                                                                      $   341,954
-------------------------------------------------------------------------------------------------
  Real Estate - 1.1%
    EOP Operating Ltd., 6.625s, 2005                                      $ 146       $   151,317
    EOP Operating Ltd., 8.375s, 2006                                        102           110,016
    EOP Operating Ltd., 7.75s, 2007                                          88            93,970
                                                                                      -----------
                                                                                      $   355,303
-------------------------------------------------------------------------------------------------
  Retail - 1.4%
    Federated Department Stores, Inc., 8.5s, 2003                         $  54       $    56,910
    Federated Department Stores, Inc., 6.79s, 2027                          231           239,532
    K Mart Corp., 9.375s, 2006                                              180           148,050
                                                                                      -----------
                                                                                      $   444,492
-------------------------------------------------------------------------------------------------
  Supermarket - 0.9%
    Delhaize America, Inc., 9s, 2031##                                    $  82       $    97,332
    Kroger Co., 6.8s, 2011                                                  135           137,612
    Kroger Co., 7.5s, 2031                                                   48            49,884
                                                                                      -----------
                                                                                      $   284,828
-------------------------------------------------------------------------------------------------
  Telecommunications - 6.3%
    AT&T Wireless Services, Inc., 7.35s, 2006                             $ 102       $   107,628
    AT&T Wireless Services, Inc., 8.75s, 2031                                90           102,347
    Cingular Wireless LLC, 6.5s, 2011                                        56            56,442
    Cingular Wireless LLC, 7.125s, 2031##                                    57            57,491
    Citizens Communications Co., 8.5s, 2006                                 220           233,609
    Citizens Communications Co., 7.625s, 2008##                              68            69,539
    Global Crossing Holdings Ltd., 8.7s, 2007                               122            10,370
    Qwest Capital Funding, Inc., 7.25s, 2011                                 60            58,531
    Sprint Capital Corp., 7.125s, 2006                                      174           181,395
    Sprint Capital Corp., 6.875s, 2028                                       92            84,152
    TCI Communications Financing III, 9.65s, 2027                           363           403,489
    Telecom de Puerto Rico, 6.65s, 2006                                      45            45,032
    Telecom de Puerto Rico, 6.8s, 2009                                      138           132,352
    United Telecommunications Co., 9.5s, 2003                                22            23,287
    Worldcom, Inc., 7.375s, 2006##                                          193           200,533
    Worldcom, Inc., 7.5s, 2011                                              100           102,408
    Worldcom, Inc., 8.25s, 2031                                              88            92,790
                                                                                      -----------
                                                                                      $ 1,961,395
-------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 15.8%
    Federal National Mortgage Association, 5.5s, 2006                     $ 265       $   273,032
    Federal National Mortgage Association, 7s, 2015                         419           433,987
    Federal National Mortgage Association, 7.5s, 2030                       986         1,018,013
    Federal National Mortgage Association, 6.5s, 2031                       796           796,564
    Federal National Mortgage Association, 7.5s, 2031                       667           689,064
    Government National Mortgage Association, 8s, 2022                      243           258,194
    Government National Mortgage Association, 7.5s, 2025                     40            41,407
    Government National Mortgage Association, 8s, 2025                        3             2,845
    Government National Mortgage Association, 7.5s, 2026                     31            32,453
    Government National Mortgage Association, 7.5s, 2027                    130           134,435
    Government National Mortgage Association, 6.5s, 2028                    384           386,530
    Government National Mortgage Association, 8s, 2029                       51            53,380
    Government National Mortgage Association, 7s, 2031                      650           663,201
    Government National Mortgage Association, TBA, 7.5s, 2026               113           117,375
                                                                                      -----------
                                                                                      $ 4,900,480
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.1%
    U.S. Treasury Bonds, 8s, 2021                                         $ 396       $   501,312
    U.S. Treasury Bonds, 5.25s, 2029                                        484           453,145
    U.S. Treasury Bonds, 6.25s, 2030                                        448           484,821
    U.S. Treasury Bonds, 5.375s, 2031                                     1,907         1,879,291
    U.S. Treasury Notes, 5s, 2011                                           433           431,645
                                                                                      -----------
                                                                                      $ 3,750,214
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.3%
    Allegheny Energy, Inc., 7.75s, 2005                                   $  75       $    79,574
    Allegheny Energy, Inc., 7.8s, 2011##                                    110           108,268
    Beaver Valley Funding Corp. II, 9s, 2017                                168           184,803
    Cleveland Electric Illuminating Co., 7.88s, 2017                         14            14,652
    Commonwealth Edison Co., 8.5s, 2022                                      23            24,089
    Dominion Resources, Inc., 8.125s, 2010                                   78            85,387
    DTE Energy Co., 7.05s, 2011                                              77            79,171
    Firstenergy Corp., 7.375s, 2003                                         104           108,229
    Firstenergy Corp., 6.45s, 2011                                           88            85,902
    Firstenergy Corp., 7.375s, 2031                                          96            93,165
    GGIB Funding Corp., 7.43s, 2011                                          26            26,744
    Gulf States Utilities Co., 8.21s, 2002                                   83            83,000
    Gulf States Utilities Co., 8.25s, 2004                                   23            24,673
    Midland Funding Corp., 10.33s, 2002                                      32            32,291
    Niagara Mohawk Power Corp., 5.375s, 2004                                 76            75,382
    Niagara Mohawk Power Corp., 7.75s, 2006                                 104           112,457
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                    415           388,320
    Nisource Finance Corp., 5.75s, 2003                                      92            93,572
    Nisource Finance Corp., 7.5s, 2003                                       57            59,486
    Nisource Finance Corp., 7.875s, 2010                                    167           172,713
    Northeast Utilities, 8.58s, 2006                                         90            95,233
    NRG South Central LLC, 8.962s, 2016                                      65            65,383
    Progress Energy, Inc., 7s, 2031                                          84            82,190
    PSEG Power LLC, 6.875s, 2006##                                           47            48,132
    PSEG Power LLC, 7.75s, 2011##                                           113           118,420
    Salton Sea Funding Corp., 7.84s, 2010                                   145           131,309
    Toledo Edison Co., 7.875s, 2004                                         286           305,765
    Utilicorp United, Inc., 7s, 2004                                         34            34,620
    Waterford 3 Funding Corp., 8.09s, 2017                                   82            83,606
                                                                                      -----------
                                                                                      $ 2,896,536
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Williams Co., Inc., 6.75s, 2006                                       $ 205       $   207,305
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $28,017,222
-------------------------------------------------------------------------------------------------
Foreign Bonds - 7.3%
  Bulgaria - 0.3%
    National Republic of Bulgaria, 4.563s, 2011                           $  91       $    79,240
    National Republic of Bulgaria, 4.563s, 2012                              14            12,617
                                                                                      -----------
                                                                                      $    91,857
-------------------------------------------------------------------------------------------------
  Canada - 0.3%
    AT&T Canada, Inc. 0s to 2003, 9.95s to 2008 (Telecommunications)      $ 150       $    78,750
-------------------------------------------------------------------------------------------------
  Chile
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities - Electric)     $   5       $     4,703
-------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                      $ 102       $   104,040
-------------------------------------------------------------------------------------------------
  France - 0.3%
    France Telecom SA, 8.5s, 2031 (Telecommunications)##                  $  92       $   104,828
-------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks and Finance)##   $ 112       $   124,518
-------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                $  73       $    76,285
    United Mexican States, 11.375s, 2016                                     85           104,762
    United Mexican States, 11.5s, 2026                                       68            85,932
                                                                                      -----------
                                                                                      $   266,979
-------------------------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 9.375s, 2029                                      $  25       $    26,125
-------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Russian Federation, 3s, 2008                                          $ 206       $   115,361
-------------------------------------------------------------------------------------------------
  South Korea - 0.7%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Finance)              $ 190       $   199,882
    Hanvit Bank, 12.75s, 2010 (Banks and Finance)##                          23            25,645
                                                                                      -----------
                                                                                      $   225,527
-------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Telefonica Europe BV, 8.25s, 2030 (Telecommunications)                $  89       $    97,088
-------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                          $ 239       $   243,467
-------------------------------------------------------------------------------------------------
  United Kingdom - 2.5%
    Barclays Bank PLC, 8.55s, 2049 (Banks and Finance)##                  $ 160       $   178,303
    British Sky Broadcasting Group, 8.2s, 2009 (Media -
      cable - Entertainment)                                                195           201,398
    Hanson PLC, 7.875s, 2010 (Building)                                      73            76,763
    Orange PLC, 8.75s, 2006 (Telecommunications)                             87            94,623
    Orange PLC, 9s, 2009 (Telecommunications)                               216           239,362
                                                                                      -----------
                                                                                      $   790,449
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 2,273,692
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $30,343,734)                                            $30,290,914
-------------------------------------------------------------------------------------------------

Municipal Bonds - 0.9%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
    Montgomery County Maryland, 5.25s, 2010                               $ 135       $   144,187
    New Jersey Transport Trust Fund Authority, 5.5s, 2011                   110           118,694
-------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $265,156)                                     $   262,881
-------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.1%
-------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                            $   2       $     2,000
    Edison Asset Securitization LLC, due 1/02/02                              7             7,000
    General Electric Capital Corp., due 1/02/02                               4             4,000
    New Center Asset Trust, due 1/02/02                                      10             9,999
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $    22,999
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $30,631,889)                                      $30,576,794
Other Assets, Less Liabilities - 1.6%                                                     510,859
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $31,087,653
-------------------------------------------------------------------------------------------------

**Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $30,631,889)            $30,576,794
  Cash                                                                 32,080
  Receivable for investments sold                                     664,210
  Receivable for series shares sold                                   137,231
  Interest receivable                                                 475,250
  Other assets                                                          1,030
                                                                  -----------
      Total assets                                                $31,886,595
                                                                  -----------
Liabilities:
  Payable for investments purchased                               $   790,778
  Payable for series shares reacquired                                  6,276
  Payable to affiliates -
    Management fee                                                      1,510
    Reimbursement fee                                                     378
                                                                  -----------
      Total liabilities                                           $   798,942
                                                                  -----------
Net assets                                                        $31,087,653
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $29,846,503
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                      (55,095)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (554,833)
  Accumulated undistributed net investment income                   1,851,078
                                                                  -----------
      Total                                                       $31,087,653
                                                                  ===========
Shares of beneficial interest outstanding                          2,698,834
                                                                   =========
Initial Class share:
  Net asset value per shares
    (net assets of $31,087,433 / 2,698,815 shares of beneficial
      interest outstanding)                                         $11.52
                                                                    ======
Service Class shares:
  Net asset value per share
    (net assets of $220.24 / 19.157 shares of beneficial
      interest outstanding)                                         $11.50
                                                                    ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 2,029,460
                                                                    -----------
  Expenses -
    Management fee                                                  $   171,767
    Trustees' compensation                                                2,237
    Shareholder servicing agent fee                                      10,021
    Distribution fee (Service Class)                                          0*
    Administrative fee                                                    3,061
    Auditing fees                                                        41,272
    Printing                                                             20,817
    Custodian fee                                                        14,560
    Legal fees                                                            7,291
    Postage                                                                   5
    Miscellaneous                                                        11,910
                                                                    -----------
      Total expenses                                                $   282,941
    Reduction of expenses by investment adviser                         (68,231)
                                                                    -----------
      Net expenses                                                  $   214,710
                                                                    -----------
        Net investment income                                       $ 1,814,750
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) from investment
    transactions                                                    $   599,094
  Change in unrealized appreciation on investments                      (83,878)
                                                                    -----------
      Net realized and unrealized gain on investments               $   515,216
                                                                    -----------
          Increase in net assets from operations                    $ 2,329,966
                                                                    ===========
*Distribution fee (Service Class) was less than $1.

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                              2001                   2000
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $ 1,814,750            $ 1,746,400
  Net realized gain (loss) on investments and foreign
    currency transactions                                         599,094               (534,436)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (83,878)             1,013,548
                                                              -----------            -----------
    Increase in net assets from operations                    $ 2,329,966            $ 2,225,512
                                                              -----------            -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                  $(1,747,636)           $(1,291,453)
  From net investment income (Service Class)                          (14)               --
                                                              -----------            -----------
    Total distribution declared to shareholders               $(1,747,650)           $(1,291,453)
                                                              -----------            -----------
Net increase in net assets from series share transactions     $ 4,298,192            $   982,079
                                                              -----------            -----------
      Total increase in net assets                            $ 4,880,508            $ 1,916,138
Net assets:
  At beginning of period                                       26,207,145             24,291,007
                                                              -----------            -----------
  At end of period (including accumulated undistributed net
    investment income of $1,851,078 and $1,744,299,
    respectively)                                             $31,087,653            $26,207,145
                                                              ===========            ===========

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------------------------
INITIAL CLASS SHARES                             2001             2000               1999               1998             1997
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period          $11.32           $10.93             $11.38             $11.08           $10.06
                                               ------           ------             ------             ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)                     $ 0.72           $ 0.76             $ 0.70             $ 0.64           $ 0.64
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                     0.22             0.20              (0.87)              0.09             0.38
                                               ------           ------             ------             ------           ------
      Total from investment operations         $ 0.94           $ 0.96             $(0.17)            $ 0.73           $ 1.02
                                               ------           ------             ------             ------           ------
Less distributions declared to shareholders -
  From net investment income                   $(0.74)          $(0.57)            $(0.26)            $(0.29)          $ --
  From net realized gain on investments
    and foreign currency transactions            --               --                (0.02)             (0.14)            --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 --               --                (0.00)+++           --               --
                                               ------           ------             ------             ------           ------
      Total distributions declared to
        shareholders                           $(0.74)          $(0.57)            $(0.28)            $(0.43)          $ --
                                               ------           ------             ------             ------           ------
Net asset value - end of period                $11.52           $11.32             $10.93             $11.38           $11.08
                                               ======           ======             ======             ======           ======
Total return                                     8.71%            9.21%             (1.56)%             6.79%           10.14%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                     0.75%            0.84%              1.01%              1.02%            1.01%
  Net investment income                          6.34%            6.95%              6.26%              5.76%            6.04%
Portfolio turnover                                281%             303%               283%               244%             219%
Net assets at end of period (000
Omitted)                                      $31,087          $26,207            $24,291            $12,165           $4,004

     (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
           Net investment income               $ 0.69           $ 0.74             $ 0.69             $ 0.61           $ 0.37
           Ratios (to average net assets):
             Expenses##                          0.99%            0.99%              1.06%              1.23%            3.58%
             Net investment income               6.10%            6.80%              6.21%              5.55%            3.46%
  (S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
         December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07% per share, ratios and supplemental data for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
     +++ Per share amount was less than $0.01.
       # Per share data are based on average shares outstanding.
      ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED          PERIOD ENDED
SERVICE CLASS SHARES                                           DECEMBER 31, 2001    DECEMBER 31, 2000*
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $11.29                $10.43
                                                                          ------                ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                                $ 0.71                $ 0.49
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        0.23                  0.37**
                                                                          ------                ------
      Total from investment operations                                    $ 0.94                $ 0.86
                                                                          ------                ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.73)               $ --
                                                                          ------                ------
Net asset value - end of period                                           $11.50                $11.29
                                                                          ======                ======
Total return                                                                8.68%                 8.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                0.95%                 0.95%+
  Net investment income(S)(S)                                               6.23%                 6.83%+
Portfolio turnover                                                           281%                  303%
Net assets at end of period (000 Omitted)                                 $    0***             $    0***

(S)  Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
       Net investment income                                              $ 0.68                $ 0.48
       Ratios (to average net assets):
         Expenses##                                                         1.19%                 1.10%+
         Net investment income                                              5.99%                 6.68%+
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.06% per share, ratios and supplemental data for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation. Per share, ratios, and supplemental data for the periods prior to January
       1, 2001, have not been restated to reflect this change in presentation.
*      For the period from the inception of the Service Class shares, May 1, 2000, through December 31,
       2000.
**     The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
***    Service Class net assets were less than $500.
+      Annualized.
++     Not annualized.
#      Per share data are based on average shares outstanding.
##     Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 21 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2000 and December 31, 2001 was as follows:

                                  DECEMBER 31, 2001          DECEMBER 31, 2000
------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                      $1,747,650                 $1,291,453
                                         ----------                 ----------
    Total Distributions Paid             $1,747,650                 $1,291,453
                                         ----------                 ----------

During the year ended December 31, 2001, accumulated undistributed net investment income increased by $39,679, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $38,395, and paid-in capital decreased by $1,284, due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                  Undistributed ordinary income  $1,851,368
                  Capital loss carryforward        (472,007)
                  Unrealized loss                  (139,495)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $472,007 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008 ($472,007).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $250,348.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series distribution plan provides that the series will pay MFD up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES                SALES
------------------------------------------------------------------------------
U.S. government securities                    $47,786,156          $47,570,968
                                              -----------          -----------
Investments (non-U.S. government securities)  $37,684,843          $32,913,272
                                              -----------          -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $30,714,715
                                                                  -----------
Gross unrealized depreciation                                     $  (677,949)
Gross unrealized appreciation                                         540,028
                                                                  -----------
    Net unrealized depreciation                                   $  (137,921)
                                                                  ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                  YEAR ENDED DECEMBER 31, 2001   YEAR  ENDED  DECEMBER 31, 2001
                  ----------------------------   ------------------------------
                          SHARES        AMOUNT             SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold              958,805   $10,918,789            558,980   $ 6,103,202
Shares issued to
  shareholders in
  reinvestment of
  distributions          160,039     1,747,631            123,622     1,290,615
Shares reacquired       (735,731)   (8,368,228)          (588,552)   (6,411,938)
                        --------   -----------         ----------   -----------
    Net increase         383,113   $ 4,298,192             94,050   $   981,879
                        ========   ===========         ==========   ===========

Service Class shares
                  YEAR ENDED DECEMBER 31, 2001   YEAR  ENDED  DECEMBER 31, 2001
                  ----------------------------   ------------------------------
                          SHARES        AMOUNT             SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                     --     $    --                 19   $       200
                            --------   -----------     ----------   -----------
    Net increase                --     $    --                 19   $       200
                            ========   ===========     ==========   ===========

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2001 was $329. The series had no borrowings during the period.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 2001, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.84% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION                         DATE OF ACQUISITION         PRINCIPAL              COST             VALUE
---------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors                4/25/01           250,000          $255,313          $261,435

(8) Change in Accounting Principal
As required, effective January 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. Prior to January 1, 2001, the fund did not amortize premium nor accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,171 reduction in cost of securities and a corresponding $4,171 decrease in net unrealized depreciation, based on securities held by the fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $19,723 decrease net unrealized depreciation by $11,493 and increase net realized gains by $8,230. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Bond
Series:

We have audited the accompanying statement of assets and liabilities of MFS Bond Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Series as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                            VFB-2 2/02 7M